Exhibit 10.1.6

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT and LIMITED CONSENT

NEW ENGLAND BUSINESS SERVICE, INC.

FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT AND LIMITED CONSENT dated as of July 21, 2003 (this “Amendment”), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the “Borrower”), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the Subsidiaries of the Borrower listed on the signature pages hereto (the “Guarantors”), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., a national banking association (“Fleet”), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with Fleet, the “Banks”), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., as agent for itself and such other lending institutions (the “Agent”), and CITIZENS BANK OF MASSACHUSETTS, as syndication agent.

WHEREAS, the Borrower, the Banks and the Agent are parties to a Second Amended and Restated Revolving Credit Agreement dated as of July 13, 2001 (as amended and in effect from time to time, the “Credit Agreement,” capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS, the Borrower has requested that the Agent and the Banks amend the Credit Agreement in certain respects and consent to the dissolution of Chiswick Trust and the transfer of its assets and liabilities to Chiswick;

WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Banks, and the Agent have agreed to amend the Credit Agreement and consent to the dissolution and transfer of assets and liabilities as set forth herein;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement and consent to such transactions as follows:

1.    Amendment to Definitions.    Section 1.1 of the Credit Agreement is hereby amended by:

(a)    deleting the definition of “Restricted Payment” in its entirety and substituting in lieu thereof the following new definition:

“Restricted Payment. In relation to the Borrower and its Subsidiaries, any (a) Distribution, (b) payment or prepayment by the Borrower or any of its Subsidiaries (i) to such Person’s shareholders (or other equity holders), in each case, other than to the Borrower, any Guarantor, or any other direct or indirect wholly-owned Subsidiary of the Borrower, or (ii) to any other Affiliate of the Borrower or any Subsidiary or any Affiliate of such Person’s shareholders (or other equity holders), in each case, other than to the Borrower, any Guarantor, or any other direct or indirect wholly-owned Subsidiary of the Borrower, or (c) derivatives or other transactions with any financial institution, commodities or stock exchange or clearinghouse (a “Derivatives Counterparty”) obligating the Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of any capital stock of the Borrower or such Subsidiary.”

2.    Amendment of §7.4 of the Credit Agreement.    Section 7.4 of the Credit Agreement is hereby amended by:

(a)    inserting immediately following the text “7.4. Restricted Payments. The Borrower will not” the text “, and will not permit any of its Subsidiaries to,”;

(b)    inserting in subsection (a) thereof immediately following the text “by the Board of Directors of the Borrower” the text “or such Subsidiary”;

(c)    inserting in subsection (a) thereof immediately following the text “in the ordinary course of business of the Borrower” the text “or such Subsidiary”.

3.    Amendment of §7.11 of the Credit Agreement.    Section 7.11 of the Credit Agreement is hereby amended by inserting in subsection (a) thereof immediately following the text “in compliance with the terms of this §7.11,” the text “provided further, that no such domestic Subsidiary shall be owned directly or indirectly by a Subsidiary of the Borrower which is not also a Guarantor,”

4.    Consent to Chiswick Transaction.    The Borrower has advised the Agent and the Banks that it is contemplating causing the transfer of all of the assets and liabilities of Chiswick Trust (including, without limitation, its rights and obligations under each of the Chiswick Trust Unsecured Subordinated Promissory Note, the Chiswick Trust Intercompany Subordination Agreement and the Guaranty dated as of July 13, 2001 by Chiswick Trust in favor of the Agent) to Chiswick (with Chiswick assuming all such assets and liabilities of Chiswick Trust) in connection with the liquidation of Chiswick Trust (the “Chiswick Transaction”), by dissolution of Chiswick Trust or merger of Chiswick Trust into Chiswick.

As you are aware, (a) §7.5.1 and §7.5.2 of the Credit Agreement do not permit Chiswick Trust and Chiswick to consummate the Chiswick Transaction; (b) §7.1(o)(ii) of the Credit Agreement does not permit the Borrower to incur or otherwise have outstanding Indebtedness under the Chiswick Trust Unsecured Subordinated Promissory Note to any Person other than Chiswick Trust, and as a result, does not permit Chiswick to assume the rights and obligations of Chiswick Trust under such Chiswick Trust Unsecured Subordinated Promissory Note. The Borrower has requested the Majority Banks to consent to the Chiswick Transaction solely to the extent required by §§7.5.1, 7.5.2 and 7.1(o)(ii) of the Credit Agreement. The Majority Banks hereby consent to the Chiswick Transaction solely to the extent required by §§7.5.1, 7.5.2 and 7.1(o)(ii) of the Credit Agreement on the conditions that: (i) the Chiswick Transaction is consummated on terms satisfactory to the Agent, (ii) the Agent is provided evidence satisfactory to the Agent that Chiswick has acquired all of the assets of Chiswick Trust and has assumed all of the obligations of Chiswick Trust under the Chiswick Trust Intercompany Subordination Agreement, and (iii) Chiswick has ratified all such obligations thereunder to the Agent and provided evidence satisfactory to the Agent of the liquidation of Chiswick Trust.

5.    Representations and Warranties.    The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in §6 below are met, as follows:

(a)    The execution and delivery by each of the Borrower and the Guarantors of this Amendment and all other instruments and agreements required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein (collectively, the “Amendment Documents”), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or the Borrower’s charter or any of the Guarantors’ charters, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

(b)    Each of the Amendment Documents and the Credit Agreement, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors’ rights.

(c)    No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

(d)    The representations and warranties contained in §5 of the Credit Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

(e)    Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

(f)    Each of the Borrower and the Guarantors acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in §11.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.

6.    Effectiveness.    This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent and the Banks:

(a)    This Amendment shall have been duly executed and delivered by each of the Agent, the Majority Banks, the Borrower and the Guarantors and shall be in full force and effect;

(b)    Such other items, documents, agreements, items or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

7.    Miscellaneous Provisions.

(a)    Each of the Borrower and the Guarantors hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

(b)    The consent herein granted shall not extend to or affect any obligations not expressly set forth herein and shall not impair any right of the Agent or the Banks consequent thereon. No waiver herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such waiver or agreement, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Banks to agree to, or otherwise prejudice any rights of the Agent or the Banks with respect to, any similar waivers or agreements that may be requested for any future period and the consent shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrower or any Subsidiary to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents.

(c)    Without limiting the expense reimbursement requirements set forth in §14 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys’ fees, of the Agent incurred in connection with this Amendment.

(d)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

(e)    This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

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IN WITNESS WHEREOF, the undersigned have duly executed this Fifth Amendment as a sealed instrument as of the date first set forth above.

BORROWER:

NEW ENGLAND BUSINESS SERVICE, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Executive Vice President,
Chief Financial Officer and
Treasurer

BANKS:

FLEET NATIONAL BANK formerly known as BankBoston, N.A., individually and as Agent

By:	/s/ IRENE BERTOZZI BARTENSTEIN
Name:	Irene Bertozzi-Bartenstein
Title:	Vice President

KEY BANK N.A.

By:	/s/ LISA HUDSON
Name:	Lisa Hudson
Title:	Vice President

CITIZENS BANK OF MASSACHUSETTS, as successor to USTrust

By:	/s/ DANIEL BERNARD
Name:	Daniel Bernard
Title:	Vice President

SUNTRUST BANK

By:	/s/ TODD SHEETS
Name:	Todd Sheets
Title:	Portfolio Manager

NATIONAL CITY BANK

By:	/s/ TARA M. HANDFORTH
Name:	Tara M. Handforth
Title:	Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ TODD S. MELLER
Name:	Todd S. Meller
Title:	Managing Director

BANKNORTH, N.A.

By:	/s/ JON R. SUNDSTROM
Name:	Jon R. Sundstrom
Title:	Senior Vice President

WEBSTER BANK

By:
Name:
Title:

Signature page

to the Fifth Amendment

Each of the undersigned hereby acknowledges the foregoing Fifth Amendment as of the Effective Date, and further agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other Loan Documents, as so amended.

MCBEE SYSTEMS, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Treasurer

CHISWICK, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Treasurer

PREMIUMWEAR, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Treasurer
Title:

RAPIDFORMS, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Treasurer

RUSSELL & MILLER, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Treasurer

CHISWICK TRUST

Daniel M. Junius and Craig Barrows, as Trustees under Declaration of Trust of Chiswick Trust dated September 15, 1999 and filed with the Secretary of the Commonwealth of Massachusetts on September 17, 1999, and not individually

By:	/s/ DANIEL M. JUNIUS
Daniel M. Junius, as Trustee under said Declaration of Trust and not individually

By:	/s/ CRAIG BARROWS
Craig Barrows, as Trustee under said
Declaration of Trust and not individually

VERIPACK.COM, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Treasurer

PWI HOLDINGS, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Treasurer

NEBS INTERACTIVE, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Treasurer

SAFEGUARD BUSINESS SYSTEMS, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Treasurer

SAFEGUARD INVESTMENT CORPORATION

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Treasurer

MASS DISTRIBUTION, INC.

By:	/s/ DANIEL M. JUNIUS
Name:	Daniel M. Junius
Title:	Treasurer